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                                                                   EXHIBIT 10.1


                 FIRST AMENDMENT TO SECURED TERM LOAN AGREEMENT

                  This First Amendment to Secured Term Loan Agreement dated as of May 9, 2003 ("First Amendment"), is by and among PLAINS RESOURCES INC., a Delaware corporation (the "Borrower"), BANK OF MONTREAL, acting through certain of its U.S. branches or agencies, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), BANK ONE, NA, as syndication agent (in such capacity, the "Syndication Agent"), WELLS FARGO BANK TEXAS, NA, as collateral agent (in such capacity, the "Collateral Agent") and documentation agent (in such capacity, the "Documentation Agent", and together with the Administrative Agent, the Syndication Agent, and the Collateral Agent, collectively, the "Agents") and the various commercial lending institutions as are or may become parties to the Loan Agreement (collectively, the "Lenders"). This First Amendment amends that certain Secured Term Loan Agreement dated as of December 6 2002 (the "Loan Agreement"), by and among the Borrower, the Agents and the Lenders.

                              W I T N E S S E T H:

         WHEREAS, pursuant to a certificate of conversion filed with the Secretary of State of Delaware, effective as of May 2, 2003, Plains Holdings LLC, a Delaware limited liability company and an indirect subsidiary of the Borrower (the "LLC"), was converted to Plains Holdings II Inc., a Delaware corporation;

         WHEREAS, the LLC is party to several Loan Documents described in the Loan Agreement; and

         WHEREAS, in order to reflect the change in the LLC's name and corporate status, the Lenders, the Borrower and the other parties to the Loan Agreement desire to amend the Loan Agreement in certain respects as specifically set forth herein:

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration received by each party hereto, and each intending to be legally bound hereby, the parties hereto agree as follows:

         1. Amendments to Loan Agreement. All references in the Loan Agreement to the term "Plains Holdings LLC" are hereby amended to read, in each instance, "Plains Holdings II".

         2. Amendment to Section 1.1 of the Loan Agreement. The definition of "Plains Holdings LLC" is hereby deleted from Section 1.1 of the Loan Agreement and replaced in its entirety by the following:

              "Plains Holdings II" means Plains Holdings II Inc., a Delaware corporation and a wholly-owned Subsidiary of Plains Holdings Inc.

         3. Defined Terms. Unless otherwise defined herein, terms used herein that are defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.


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         4. Reaffirmation of Loan Agreement. This First Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Loan Agreement herein and in any other Loan Document shall hereafter be deemed to refer to the Loan Agreement as amended hereby.

         5. Governing Law; Entire Agreement, etc. THIS FIRST AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS. The Loan Agreement, as hereby amended, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         6. Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this First Amendment affecting the validity or enforceability of such provision in any other jurisdiction.

         7. Execution in Counterparts, Effectiveness, etc. This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This First Amendment shall become effective when counterparts hereof executed on behalf of the Borrower, the Administrative Agent and each Lender (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Borrower and each Lender.

         8. Section Captions. The various headings of this First Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this First Amendment or any provisions hereof.

         9. Successors and Assigns. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         THE LOAN AGREEMENT, AS HEREBY AMENDED, TOGETHER WITH THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.


                                        PLAINS RESOURCES INC.,
                                        as Borrower



                                        By:   /s/ John Raymond
                                              ---------------------------------
                                        Name:  John Raymond
                                              ---------------------------------
                                        Title: CEO & President
                                              ---------------------------------

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                                        BANK OF MONTREAL, acting through its
                                        U.S. branches and agencies, including
                                        initially its Chicago, Illinois branch,
                                        as Administrative Agent



                                        By:   /s/ Joseph A. Bliss
                                              ---------------------------------
                                        Name:  Joseph A. Bliss
                                              ---------------------------------
                                        Title: Vice President
                                              ---------------------------------

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                                        BANK OF MONTREAL, as a Lender



                                        By:   /s/ James V. Ducote
                                              ---------------------------------
                                        Name:  James V. Ducote
                                              ---------------------------------
                                        Title: Director
                                              ---------------------------------

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                                        BANK ONE, NA (MAIN OFFICE CHICAGO),
                                        as Syndication Agent and a Lender



                                        By: /s/ Charles Kingswell-Smith
                                              ---------------------------------
                                        Name: Charles Kingswell-Smith
                                              ---------------------------------
                                        Title:  Director
                                              ---------------------------------

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                                        WELLS FARGO BANK TEXAS, NA, as
                                        Collateral Agent, Documentation Agent
                                        and a Lender



                                        By: /s/ Paul A. Squires
                                              ---------------------------------
                                        Name: Paul A. Squires
                                              ---------------------------------
                                        Title:  Vice President
                                              ---------------------------------